UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☑    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material Pursuant to § 240.14a‑12
PHILLIPS EDISON GROCERY CENTER REIT I, INC.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
☐    No fee required.
☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0‑11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☑    Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)    Amount Previously Paid:
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EXPLANATORY NOTE

The definitive proxy statement of Phillips Edison Shopping Center REIT I, Inc. (“PECO I”), filed with the Securities and Exchange Commission on July 6, 2017 (the “Proxy Statement”), is hereby amended to add approximate percentage ownership information for several entities in the “General Structure of the Combined Businesses after Closing” graph. The approximate percentage ownership information for (a) the Public Investors of PECO I; (b) PECO I of PECO I OP; (c) the Continuing Outside Investors Receiving Units in our Operating Partnership of PECO I OP; and (d) PELP of PECO I OP; is now indicated on graph below. This document modifies and supersedes the Proxy Statement solely with respect to this disclosure.

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